Exhibit 99.2

Q4 2023 Earnings Presentation March 6, 2024

2

Disclaimers

Forward Looking Statements

This presentation contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although the Company believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning the Company's possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. In some instances, these statements may be preceded by, followed by or include the words "believes," "estimates," "expects," "projects," "forecasts," "may," "will," "should," "seeks," "plans," "scheduled," "anticipates" or "intends" or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, among others, could affect the Company's future results and could cause those results or other outcomes to differ materially from those expressed or implied in the Company's forward-looking statements: the ability of the Company to grow and manage growth profitably, maintain relationships with customers, compete within its industry and retain its key employees; the possibility that the Company may be adversely impacted by global economic, business, competitive and/or other factors; the outcome of any legal proceedings that may be instituted against the Company or others; future exchange and interest rates; and other risks and uncertainties indicated in this report, including those under "Risk Factors" in filings that have been made or will be made with the SEC. The Company undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and that may be different from non-GAAP financial measures used by other companies. The Company believes EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted EPS, and Free Cash Flow are useful to investors in evaluating the Company's financial performance. The Company uses these measures internally to establish forecasts, budgets and operational goals to manage and monitor its business, as well as evaluate its underlying historical performance and/or to measure incentive compensation, as we believe that these non-GAAP financial measures depict the true performance of the business by encompassing only relevant and controllable events, enabling the Company to evaluate and plan more effectively for the future. Due to the forward-looking nature of the financial guidance included below, specific quantification of the charges excluded from the non-GAAP financial measures included in such financial guidance, including with respect to depreciation, amortization, interest, and taxes, that would be required to reconcile the non GAAP financial measures included in such financial guidance to GAAP measures are not available, so it is not feasible to provide accurate forecasted non-GAAP reconciliations without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included, and no reconciliation of the forward-looking non-GAAP financial measures is included. In addition, the Company's debt agreements contain covenants that use a variation of these measures for purposes of determining debt covenant compliance. The Company believes that investors should have access to the same set of tools that its management uses in analyzing operating results. EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted EPS, and Free Cash Flow should not be considered as measures of financial performance under U.S. GAAP, and the items excluded from EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted EPS, and Free Cash Flow are significant components in understanding and assessing the Company's financial performance. Accordingly, these key business metrics have limitations as an analytical tool. They should not be considered as an alternative to net income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flows from operating activities as a measure of the Company's liquidity and may be different from similarly titled non-GAAP measures used by other companies. Please refer to the tables below for the reconciliation of net income to EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted EPS, and Free Cash Flow.

Industry and Market Information

Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources.

Summary Full y ear 2024 n et s ales is expected to be in the range of $ 408 mm to $ 428 mm a nd adjusted EBITDA of $147mm to $157mm Approved a repurchase program for up to $40 million of the Company’s outstanding shares of common stock, warrants and/or convertible notes over three years to provide us with a new mechanism to unlock shareholder value Card issuers reported growth in 2023 and have maintained a positive outlook for the year ahead, indicating continued investments in customer acquisition and retention due to sustained consumer demand Net Sales: Q4 ’23 vs. Q4 ‘22 increased 7% to $100mm compared to $94mm driven by strongest domestic quarter ever offset by international business softness due to global economic uncertainty; FY up 3% to $391mm vs. $378mm prior year and at high - end of updated guidance range of $386mm to $392mm 1 Adjusted EBITDA is a non - GAAP financial measure. For reconciliation of Adjusted EBITDA to the most directly comparable measure prepared in accordance with GAAP, please see the Appendix 3 Adjusted EBITDA 1 : Q4 ‘23 vs. Q4 ‘22 increased 22% to $37mm compared to $31mm in part due to operating expense controls offset by gross margin decrease; FY up 6% to $145mm compared to $136mm prior year and within original guidance of $145mm to $155mm In 2023 we supported more than 150 new and ongoing metal payment card programs for our customers (vs. 125 in 2022) while broadening Arculus hardware and software solutions to drive momentum in 2024

4

Key Highlights – New Metal Card Programs


TRADE REPUBLIC

Trade Republic – Europe
Echo Mirror


BMW
mastercard

BMW – US
Automobile Card


DEBIT
Fan inc.
VISA

Fan Inc – US
College Athlete Card



Step – US
Credit Building Card


REGIONS
VISA
Signature

Regions Bank – US
Traditional Bank


neon money club

Neon Bank Club – US
FinTech - Stock Market Rewards


kotak | WHITE

Kotak – Asia
India Expansion


BANQUE PALATINE
PARIS 2024
partenaire premium
VISA
partenaire mondial

Banque Palatine – Europe
BPCE Subsidiary

Key Highlights – Customers Marketing New Programs 5

Recent Trends across Payment Cards 1 American Express & JP Morgan Chase Earnings Presentations 2 American Express Earnings Presentations CompoSecure’s Largest Customers Report Continued Purchase Volume Growth vs. Prior Year Year over Year Purchase Volume Growth 1 6 American Express Completed Another Successful Acquisition Year Behind Robust Investments YoY Card Growth 28 % YoY Marketing & Bus Dev Spend Growth 43% 31% 33% 13% 27% (5%) 11% 21% 13% New Card Acquisitions & Investment 2 (4%) (6%) (1%) (12%) - 32% - 6% 30% 4% 51% 12% 8% -40% -20% 0% 20% 40% 60% Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '24 American Express JP Morgan Chase 2.9 2.6 2.5 1.0 1.4 1.7 2.1 2.4 2.6 2.7 3.0 3.2 3.3 3.0 3.4 3.0 2.9 2.9 - 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '24 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 New Cards (MM) Marketing & Business Development Spend ($B) 5% (3%)

7

Card Issuer and Payment Network Sentiment

AMERICAN EXPRESS

“as long as we have a line of sight into high credit quality premium cardmembers, we will continue to be out there **aggressively acquiring cardmembers**. And, you know, that range will be where we see that range today, between 2.9, 3.1. We don't really provide any guidance on that, but with the **amount of money we're planning on spending**, I think that's a -- it's a pretty fair assumption.” – *Steve Squeri (Chairman & CEO)*

“However, we saw demand increase as we move through the quarter, and we continue to **plan for increased marketing spend in 2024**. We're confident that with our sophisticated acquisition engine, we'll do so in an **efficient way**.” – *Christophe Le Laillec (CFO)*[1]

Capital One DISCOVER

"From Capital One's founding days, we set out to build a payments and banking company powered by modern technology. Our **acquisition of Discover** is a singular opportunity to bring together two very successful companies with complementary capabilities and franchises, and to build a payments network that can **compete with the largest payments networks and payments companies**…Through this combination, we're creating a company that is exceptionally well-positioned **to create significant value** for consumers, small businesses, merchants, and shareholders as technology continues to **transform the payments and banking marketplace**."– *Richard Fairbank (Chairman & CEO)*[2]

JPMorgan Chase & Co.

“Marketing is also a driver. **We're seeing great opportunities, great demand and engagement in our Card products**. And so, that shows up in marketing. And as you well know, our wealth strategy in CCB remains a big focus and priority.” – *Jeremy Barnum (CFO)*[1]

mastercard

“Overall, we **remain fairly positive about the growth outlook**. Consumer spending continues to be supported by a strong labor market and wage growth. Our base case scenario for **2024 reflects healthy consumer spending** and recent spending dynamics.” – *Sachin Mehra (CFO)*[1]

[1] Q4 '23 Earnings Transcripts
[2] PR Newswire – 2/19/24

8

Arculus Capabilities

The Arculus premium metal card can combine functionality of both a credit/debit payment card and a secure authentication token or cold storage wallet

	Arculus Authenticate	Arculus Cold Storage
		$33,955.61 ARCULUS
Capability	Hardware-bound PassKey authenticator	Crypto and NFT hardware cold storage wallet
Use Cases	• Secure login on any iPhone, Android phone, or platform enabled with FIDO2 technology • New device authentication (on-boarding new phone) • Customer support authentication to call center • Step-up authentication for high-risk transactions	• Advanced three-factor authentication (biometric, PIN, and tapping card) • Securely store, send, and receive digital assets via user-friendly mobile application • Secure element with NFC connectivity (no battery or charging required)
Example	• Secure account and prevent hackers from gaining access to banking or social media app	• Generate, store, and secure keys for digital assets such as Bitcoin, Ethereum, Cardano, Solano, and many more
Distribution Channels	• White-labeled or co-branded solution sold through businesses for usage by their customer base	• White-labeled or co-branded solution sold through businesses for usage by their customer base • Direct to consumer

Financial Services Business Leaders Perceptions and Expectations for Fraud Prevention & User Authentication 9 68% Plan to increase spending on fraud monitoring and detection 69% Agreed that enhanced authentication methods would save time and resources 62% Leaders have future plans for enhancing cybersecurity via hardware authentication (e.g. key card, fob, or USB drive) 80% Think that creating a better experience for customer transactions is a key competitive advantage in the industry Source: Forbes Insights – Security Should be Simple: Your Road Map for Preventing Fraud and Building Trust

Financial Overview

Q4 2023 Results $37.2mm Q4 ‘23 Q2 YTD ‘22 Net Sales $99.9mm 37.2% $31.0mm 52.9% $93.8mm $22.4mm 53.6% $30.6mm 32.6% 7% Record domestic quarter offset by lower international sales 39% (66 bps) 22% 461 bps Net Income Gross Margin Adjusted EBITDA 1 Adjusted EBITDA Margin 1 Q4 ‘22 % Change Commentary 1 Adjusted EBITDA and Adjusted EBITDA Margin are non - GAAP financial metrics. For a reconciliation of Adjusted EBITDA to the most - c omparable GAAP metric, please see the Appendix to this presentation The decrease was primarily due to lower production efficiencies from new card constructions and customer designs Includes $5.9mm positive benefit when comparing Q4 ‘23 vs. Q4 ‘22 from re - valuation of warrant, earnout consideration, & derivatives liability driven by change in stock price Excludes net change from re - valuation of earnout & warrants Q4 ‘23 includes ($2.4mm) net impact from Arculus investment 11

Full Year 2023 Results $145.0mm FY ‘23 Q2 YTD ‘22 Net Sales $390.6mm 37.1% $112.5mm 53.5% $378.5mm $131.8mm 58.0% $136.2mm 36.0% 3% Record net sales year driven by continued strong US demand offset by international business impacted by global economic conditions (15%) (451 bps) 6% 114 bps Net Income Gross Margin Adjusted EBITDA 1 Adjusted EBITDA Margin 1 FY ‘22 % Change Commentary Excludes net change from re - valuation of earnout & warrants FY ‘23 includes ($14.2mm) net impact from Arculus investment 12 The decrease was primarily due to lower production efficiencies from new card constructions and customer designs Includes $20.4mm negative impact when comparing FY ‘23 vs. FY ‘22 from re - valuation of warrant, earnout consideration, & derivatives liability driven by change in stock price 1 Adjusted EBITDA and Adjusted EBITDA Margin are non - GAAP financial metrics. For a reconciliation of Adjusted EBITDA to the most - c omparable GAAP metric, please see the Appendix to this presentation

$79 $74 $78 $84 $86 $15 $22 $21 $13 $14 $94 $95 $99 $97 $100 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 International Domestic Net Sales Trend International mix for the full year was 18% of total net sales, in line with long range view of business of approximately 20% In millions International Domestic 13% 87% 21% 79% 14% 86% 16% 84% 13 23% 77 % FY = $69mm (18% of Total) - 17% vs. Prior Year FY = $321mm (82% of Total) +9% vs. Prior Year

Balance Sheet (Unaudited) Source: Company financials Note: Financial position has been derived from CompoSecure’s consolidated financial statements for the quarters ended Decembe r 3 1, 2023 and December 31, 2022 respectively 14 Q4 2022A Q4 2023A ($mm) Assets Current Assets $14 $41 Cash & cash equivalents 37 40 Accounts receivable, net 42 53 Inventories 4 5 Prepaid expenses and other Current assets 97 139 Total Current Assets 23 25 Property and equipment, net 26 24 Deferred tax assets 17 13 Other assets $163 $201 Total assets Liabilities and Members' Equity Current Liabilities $7 $5 Accounts payable 10 12 Accrued expenses 16 14 Other current liabilities 14 10 Current portion of long - term debt 47 41 Total current liabilities 216 198 Long - term debt, net of deferred finance costs 0 0 Line of credit 128 128 Convertible Debt, net of debt discount 64 40 Other liabilities $455 $407 Total liabilities (292) (206) Members' Equity $163 $201 Total liabilities and members' equity » Cash position is up nearly 3x to $41mm at the end of 2023 » Continued investment in inventory to meet backlog demand » Paid down term loan debt balance from $233mm (as of Dec ’22) to $210mm (as of Dec ‘23) including $8mm non - scheduled voluntary payment

Statement of Cash Flows (Unaudited) Source: Company financials Note: Cash flows have been derived from CompoSecure’s consolidated financial statements for the twelve months ended December 31, 2023 and 2022 respectively 15 FY 2022A FY 2023A ($mm) Cash flows from operating activities $132 $113 Net income 9 8 Depreciation 11 18 Equity - based compensation expense 2 (1) Inventory reserve 2 2 Amortization of deferred finance costs (43) (22) Change in fair value of earnout, warrant and derivative (9) (3) Accounts receivable 0 (2) Accounts payable (18) (9) Inventories (1) (3) Prepaid expenses and other assets 3 3 Deferred tax expense (benefit) 5 (2) Other liabilities 0 2 Accrued expenses $93 $104 Net cash provided by operating activities Cash flows rom investing activities (9) (11) Acquisition of property and equipment ($9) ($11) Net cash used in investing activities Cash flows from financing activities 0 1 Proceeds from employee stock purchase plan and exercise of equity awards (15) 0 Payment of line of credit (0) (3) Payment of Tax receivable agreement liability 0 (3) Payments for taxes related to net share settlement of equity awards (17) (23) Payment of term loan (24) 0 Issuance cost related to business combination (36) (38) Tax Distribution to members ($92) ($66) Net cash used in financing activities (8) 28 Net increase (decrease) cash, cash equivalents and restricted cash $22 $14 Cash, cash equivalents and restricted cash, beginning of year $14 $41 Cash, cash equivalents and restricted cash, end of year Supplementary disclosure of cash flow information 21 27 Cash paid during the year for interest 9 5 Derivative asset - interest rate swap 2023A 2022A Net Cash Provided by Operating Activities $104 $93 Acquisition of Property & Equipment (11) (9) Tax Distribution to Members (38) (36) Free Cash Flow (FCF) 55 47 Market Cap as of 12/31 429 1 377 2 Yield: FCF / Market Cap 13% 13% 1 79.4mm shares @ $5.40 price/share as of market close 12/31/23 2 76.7mm shares @ $4.91 price/share as of market close 12/31/22

Q4 Earnings per Share: GAAP 19.4mm Basic Q2 YTD ‘22 GAAP Net Income $31.0mm $0.17 $3.3mm 1 Three months ended 12/31/23 Three months ended 12/31/22 $31.0mm $3.3mm 2 19.4mm $0.17 $22.4mm $22.4mm $2.2mm 3 $2.2mm 4 16.1mm 16.1mm $0.14 $0.14 Net Income used in EPS Total Shares used in EPS Earnings per Share Diluted Basic Diluted 16 Source: Company Financials 1 24.5% of net income of $36.7mm of operating entities plus 100% of C - Corp net loss of $5.7mm 2 24.5% of net income of $36.7mm of operating entities plus 100% of C - Corp net loss of $5.7mm 3 21.4% of net income of $25.6mm of operating plus 100% of C - Corp net loss of $3.2mm 4 21.4% of net income of $25.6mm of operating plus 100% of C - Corp net loss of $3.2mm

Full Year Earnings per Share: GAAP 18.7mm Basic Q2 YTD ‘22 GAAP Net Income $112.5mm $1.03 $19.2mm 1 Twelve months ended 12/31/23 Twelve months ended 12/31/22 $112.5mm $34.1mm 2 35.3mm $0.96 $131.8mm $131.8mm $18.7mm 3 $36.7mm 4 15.4mm 32.6mm $1.21 $1.13 Net Income used in EPS Total Shares used in EPS Earnings per Share Diluted Basic Diluted 17 Source: Company Financials 1 24.5% of net income of $123.5mm of operating entities plus 100% of C - Corp net loss of $11.0mm 2 24.5% of net income of $123.5mm of operating entities plus 100% of C - Corp net loss of $11.0mm plus exchangeable notes and equity awards of $14.8mm 3 21.4% of net income of $144.0mm of operating entities plus 100% of C - Corp net loss of $12.2mm 4 21.4% of net income of $144.0mm of operating entities plus 100% of C - Corp net loss of $12.2mm plus exchangeable notes and equity awards of $18.0mm

Q4 Adjusted Earnings per Share 79.3mm 3 Basic Q2 YTD ‘22 GAAP Net Income $31.0mm $0.29 $23.1mm 1 Three months ended 12/31/23 Three months ended 12/31/22 $31.0mm $23.1mm 1 90.4mm 4 $0.26 $22.4mm $22.4mm $17.7mm 2 $17.7mm 2 76.4mm 3 88.3mm 5 $0.23 $0.20 Adjusted Net Income Total Shares used in EPS Adjusted EPS 6 Diluted Basic Diluted 18 Source: Company Financials 1 GAAP Net Income of $31.0mm less Additional Tax Provision of $2.5mm less Fair Value/Mark to Market Changes for Warrants and Ea rn outs and Equity Awards Adjustment of $5.5mm 2 GAAP Net Income of $22.4mm less Additional Tax Provision of $4.2mm less Fair Value/Mark to Market Changes for Warrants and Ea rn outs and Equity Awards Adjustment of $0.5mm 3 Outstanding Class A plus Class B Shares 4 Outstanding Class A plus Class B Shares plus 8.1mm Public Warrants (Converted Using Treasury Stock Method) and 3.0mm Equity A wa rds 5 Outstanding Class A plus Class B Shares plus 8.1mm Public Warrants (Converted Using Treasury Stock Method) and 3.9mm Equity A war ds. 6 Adjusted Net Income and Adjusted EPS are non - GAAP financial measures. For reconciliation of these non - GAAP measures to the most directly comparable measures prepared in accordance with GAAP, please see the Appendix

Full Year Adjusted Earnings per Share 78.6mm 3 Basic Q2 YTD ‘22 GAAP Net Income $112.5mm $1.12 $88.0mm 1 Twelve months ended 12/31/23 Twelve months ended 12/31/22 $112.5mm $88.0mm 1 90.4mm 4 $0.97 $131.8mm $131.8mm $83.0mm 2 $83.0mm 2 75.7mm 3 88.0mm 5 $1.10 $0.94 Adjusted Net Income Total Shares used in EPS Adjusted EPS 6 Diluted Basic Diluted 19 Source: Company Financials 1 GAAP Net Income of $112.5mm less Additional Tax Provision of $19.8mm less Fair Value/Mark to Market Changes for Warrants and Ea rnouts and Equity Awards Adjustment of $4.7mm 2 GAAP Net Income of $1131.8mm less Additional Tax Provision of $18.1mm less Fair Value/Mark to Market Changes for Warrants and E arnouts and Equity Awards Adjustment of $30.8mm 3 Outstanding Class A plus Class B Shares 4 Outstanding Class A plus Class B Shares plus 8.1mm Public and Private Warrants (Converted Using Treasury Stock Method) and 3. 7m m Equity Awards 5 Outstanding Class A plus Class B Shares plus 8.1mm Public and Private Warrants (Converted Using Treasury Stock Method) and 4. 2mm Equity Awards 6 Adjusted Net Income and Adjusted EPS are non - GAAP financial measures. For reconciliation of these non - GAAP measures to the most directly comparable measures prepared in accordance with GAAP, please see the Appendix

2024 Guidance Providing full year net sales and adjusted EBITDA guidance Net Sales Adjusted EBITDA 1 2023A $391mm $145mm 1 Adjusted EBITDA is a non - GAAP financial metric. For a reconciliation of Adjusted EBITDA to the most - comparable GAAP metric, plea se see the Appendix to this presentation $408mm - $428mm $147mm - $157mm 2024F +4% / +10% B/(W) vs. ‘23 +1% / +8% B/(W) vs. ’23 20

2024 Company Objectives Grow and diversify metal payment cards while delivering exceptional quality to our customers Innovate across products, processes and platforms to differentiate from competition and continue emphasis on environmental impact Drive Arculus Authenticate and Cold Storage by demonstrating to our customers the value proposition of both hardware and software solutions Maintain margins through improved quality, production efficiency, sourcing optimization, and automation Grow Metal Payment Cards 21 Innovate Across Functions Demonstrate Arculus Success Enhance Efficiency 1 4 3 2 Continue to evolve as a world - class organization, innovator, and employer of choice to deliver unparalleled customer and shareholder value Focus On Our People 5

Investor Relations Contact ir.composecure.com Sean Mansouri 720 - 330 - 2829 ir@composecure.com 22 22

Appendix

CompoSecure, Inc. (Nasdaq: CMPO) Summary Equity Capitalization Table (with net exercise model) As of December 31, 2023 Holders # of Shares Issued & Outstanding # of Shares Issued & Outstanding Public Shareholders: Class A 19.4mm 19.4mm Historic CompoSecure Owners : Class B 60.0mm 60.0mm Subtotal 79.4mm 79.4mm Holders # of Shares Reserved for Immediately Exercisable In - The - Money Options # of Shares Reserved for Immediately Exercisable In - The - Money Options (assuming net exercise) 1 Merger Rollover Options 3.3mm 2.7mm Subtotal 82.7mm 82.1mm Convertible Instruments # of Shares Reserved for Conversion # of Shares Reserved for Conversion (assuming net exercise) Public Warrants 2 22.4mm 8.0mm Exchangeable Notes 3 11.3mm 11.3mm Grand Total 116.4mm 101.5mm Notes: The table above excludes shares which may be issued in the future for contingent “earnout”, equity incentive plan, emp loy ee stock purchase plan, and 401K plan 1 Assumes exercise net of strike price, valuation at assumed FMV of $10.00 2 Assumes treasury stock method, $11.50 strike price, & valuation at assumed FMV of $18.00 3 Assumes $11.50 strike price with redemption (at company’s discretion) after three years if FMV exceeds $14.95 24

Statement of Operations (Unaudited) Source: Company financials Note: Operating results have been derived from CompoSecure’s consolidated financial statements for the three and twelve month s e nded December 31, 2023 and 2022 respectively 25 FY 2022A FY 2023A Q4 2022A Q4 2023A ($mm) Revenue $378 $391 $94 $100 Net Sales (158) (182) (44) (47) Cost of Sales $220 $209 $50 $53 Gross Profit Operating Expenses (105) (90) (25) (22) Selling, general and administrative $115 $119 $25 $31 Income from operations Other expense 17 (6) (3) 0 Other income (expense), net $132 $113 $22 $31 Net Income

Non - GAAP Adjusted EBITDA Reconciliation (Unaudited) Source: Company financials Non - Cash Equity Awards : Equity based expenses related to the equity incentive plan Non - Cash Mark - to - Market Adjustments : Related to changes in fair value of liabilities for warrants, earnouts and derivatives assets . 1 2 1 2 26 FY 2022A FY 2023A Q4 2022A Q4 2023A $mm $132 $113 $22 $31 Net Income 22 24 6 6 Interest Expense 9 8 2 2 Depreciation and Amortization 4 5 1 4 Taxes $167 $150 $31 $43 Unadjusted EBITDA 11 18 4 5 Non - Cash Stock Comp Expense - 42 - 23 - 4 - 11 Mark - to - market Adjustments 0 0 0 0 Other ($31) ($5) ($0) ($6) Total EBITDA Adjustments $136 $145 $31 $37 Adjusted EBITDA 36% 37% 33% 37% Adjusted EBITDA %

Non - GAAP EPS Reconciliation (Unaudited) Source: Company financials 1 Assumes treasury stock method, valuation at assumed FMV of $18.00 2 Includes options, RSUs, and ESPP shares 27 Twelve months ended 12/31/2022 Twelve Months Ended 12/31/2023 Three Months Ended 12/31/2023 DILUTED BASIC DILUTED BASIC DILUTED BASIC ($mm) $131.8 $131.8 $112.5 $112.5 $31.0 $31.0 GAAP Net Income 4.4 4.4 4.6 4.6 3.9 3.9 Adjust for tax provision - 22.4 - 22.4 - 24.4 - 24.4 - 6.4 - 6.4 Tax Provision $113.8 $113.8 $92.7 $92.7 $28.5 $28.5 Tax Adjusted Net Income - $30.8 - $30.8 - $4.7 - $4.7 - $5.4 - $5.4 Fair Value and Stock Based Compensation Adjustment $83.0 $83.0 $88.0 $88.0 $23.1 $23.1 Total Adjusted Net Income 75.7 75.7 78.6 78.6 79.3 79.3 Class A + Class B Shares 8.1 - 8.1 - 8.1 - Public & Private Warrants 1 4.2 - 3.7 - 3.1 - Equity Awards 2 88.0 75.7 90.4 78.6 90.5 79.3 Total Shares $0.94 $1.10 $0.97 $1.12 $0.25 $0.29 Adjusted EPS